Exhibit 99.1

Allied Gaming & Entertainment Announces Third Quarter 2025 Financial Results
New York, NY (November 20, 2025) – Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE) (the “Company” or “AGAE”), a global experiential entertainment company, today announced financial results for the third quarter ended September 30, 2025.
“With the disruptions related to a dissident stockholder now completely behind us following the third quarter, we are laser focused on advancing our strategic initiatives as we close out the year,” said James Li, Chairman & CEO of AGAE. “We are particularly pleased with our recent acquisition of Saiju School, a leading Japanese vocational high school, which will be renamed Allied International Futuretech Academy (AIFA). This acquisition is highly synergistic to our core business and represents a pivotal transformational step for Allied. We believe this is the first of many announcements, which will be followed by further global expansion into markets including Dubai, Hainan, and more.”
Third Quarter 2025 Financial Results
Revenues: Total revenues of $1.8 million decreased 15% compared to $2.2 million in the third quarter of 2024. The year-over-year decrease was primarily attributable to a $0.3 million decrease in in-person revenues generated from arena events.
Total costs and expenses for the third quarter were $9.2 million, up from $3.3 million in the prior-year period, primarily driven by a $4.4 million increase in legal and professional fees incurred in connection with complaints filed by a dissident stockholder, a lawsuit filed against the stockholder for violations of Section 13 of the Securities Exchange Act of 1934, and a proxy contest between the Company and such stockholder.
Net loss for the third quarter of 2025 was $5.4 million compared to net loss of $4.0 million in the prior-year period.
Adjusted EBITDA loss was $2.0 million for the third quarter of 2025 compared to a loss of $0.1 million in the third quarter of 2024. A reconciliation of the GAAP-basis net income (loss) to adjusted EBITDA is provided in the table at the end of this press release.
Balance Sheet
As of September 30, 2025, the Company had a cash and short-term investments position of $56.0 million, compared to $71.5 million at December 31, 2024. At September 30, 2025, the Company had a working capital position of $36.7 million compared to $64.3 million at December 31, 2024. As of September 30, 2025, the Company had approximately 38.0 million shares of outstanding common stock.

Corporate Developments
Subsequent to the end of the third quarter, the Company announced it had completed the acquisition of Saiju School, the No. 1 Higher Vocational School (Higher Vocational School Course) accredited by Shiga Prefecture, Japan. This acquisition marks Allied’s formal entry into Japan’s accredited secondary education system and represents a significant step toward redefining a future education model powered by creativity and technology. With Allied’s investment and strategic integration, Saiju School will undergo a comprehensive transformation to establish a cutting-edge FutureTech-driven curriculum, focusing on Live Events Production, content production, esports training, AI and Web3 blockchain applications. Following completion of the transformation, the school will be renamed Allied International Futuretech Academy. AIFA will serve as a new flagship model for Allied’s integration of esports and entertainment education.
As part of Allied’s strategy to invest in globally iconic IP and building original content IP, the Company has participated in the production investment of The Angry Birds Movie 3 through Flywheel Media. The film is being globally distributed by Paramount Pictures and produced by Rovio Entertainment Corporation and SEGA, together with Namit Malhotra and Prime Focus Studios, in partnership with Flywheel Media, One Cool Group, and dentsu. Production remains well on schedule, with an updated target release of December 23, 2026, positioning it as the only animated feature in the holiday window and capturing the peak family viewing season. Paramount Pictures has also announced that MrBeast and Salish Matter have joined the cast, further enhancing the film’s global market appeal.
Operational Update
The Company hosted events on 72 days in the third quarter of 2025, with 33 proprietary events and 39 third-party event days. Key third-party activations included SOPHOS Corporate Reception, a cybersecurity industry client engagement event with gaming integrations; Global Gaming League’s SZN Zero Launch, featuring celebrity-owned teams led by Ne-Yo and T-Pain competing in Tekken 8; and Steel City Interactive’s Undisputed Tournament Showcase, a WBC-sanctioned esports event highlighting the Undisputed boxing title with top creators and boxing personalities. The Allied Esports Mobile Gaming Truck traveled to Los Angeles, CA for the Anime Expo in July and kicked off the 2025 Rally Cry Tour with its first stop at the Georgia World Congress Center, just outside of Mercedes Benz Stadium in Atlanta, GA, ahead of two major college football games.
About Allied Gaming & Entertainment
Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers and concertgoers with unique experiences through renowned assets, products and services. For more information, visit alliedgaming.gg.
Non-GAAP Financial Measures
As a supplement to our financial measures presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company presents certain non-GAAP measures of financial performance. These non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or as more important than, the financial information prepared and presented in accordance with GAAP. In addition, these non-GAAP measures have limitations in that they do not reflect all of the items associated with the company’s results of operations as determined in accordance with GAAP.  Non-GAAP financial measures are not an alternative to the Company’s GAAP financial results and may not be calculated in the same manner as similar measures presented by other companies.
The Company provides net income (loss) and earnings (loss) per share in accordance with GAAP. In addition, the Company provides EBITDA (defined as GAAP net income (loss) from continuing operations before interest (income) expense, income taxes, depreciation, and amortization). The Company defines “Adjusted EBITDA” as EBITDA excluding certain non-cash, non-recurring, and unusual items, such as stock-based compensation, non-recurring legal fees, repayments of restricted cash, and unrealized foreign currency transactions.
In the future, the Company may also consider whether other items should also be excluded in calculating the non-GAAP financial measures used by the Company. Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure the Company’s financial and operating performance. In particular, these measures facilitate comparison of our operating performance between periods and help investors to better understand the operating results of the Company by excluding certain items that may not be indicative of the Company’s core business, operating results, or future outlook. Additionally, we consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends. Internally, management uses these non-GAAP financial measures, along with others, in assessing the Company’s operating results, measuring compliance with any applicable requirements of the Company’s debt financing agreements in place at such time, as well as in planning and forecasting.
The Company’s non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles, and our non-GAAP definitions of the “EBITDA” and “Adjusted EBITDA” do not have a standardized meaning. Therefore, other companies may use the same or similarly named measures, but include or exclude different items, which may not provide investors a comparable view of the Company’s performance in relation to other companies.
Management compensates for the limitations resulting from the exclusion of these items by considering the impact of the items separately and by considering the Company’s GAAP, as well as non-GAAP, financial results and outlook, and by presenting the most comparable GAAP measures directly ahead of non-GAAP measures, and by providing a reconciliation that indicates and describes the adjustments made.
Forward Looking Statements
This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements includes, but are not limited to, potential growth opportunities and other statements regarding our goals, beliefs, strategies, objectives, plans, product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Important factors, among others, that may affect actual results or outcomes include: risks associated with the future direction or governance of the Company; our ability to execute on our strategic and business plans; the substantial uncertainties inherent in the acceptance of existing and future products and services; the ability to retain key personnel; current and potential litigation and related legal expenses; general economic and market conditions impacting demand for our services; our inability to enter into one or more future acquisition or strategic transactions; and our ability, or a decision not to pursue strategic options for the esports business. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AGAE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business and results is described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 9, 2025, as well as subsequent reports we file with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K and in subsequent reports with the SEC.

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Investor Contact:
Addo Investor Relations
agae@addo.com

Allied Gaming & Entertainment, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	September 30, 2025	December 31, 2024
Assets
Current Assets
Cash and cash equivalents	$15,447,131	$59,242,802
Short-term investments (at fair value, except for $0.0 and $8.8 million
at September 31, 2025 and December 31, 2024, respectively)	38,347,847	8,800,000
Marketable securities	2,155,326	3,483,211
Interest receivable	1,162,334	709,539
Accounts receivable	263,836	708,804
Insurance recovery receivable	-	-
Loans receivable	24,422,144	17,629,915
Deposits, current portion	-	3,700,000
Prepaid expenses and other current assets	1,271,680	471,361
Total Current Assets	83,070,298	94,745,632
Property and equipment, net	2,445,178	3,000,082
Digital assets	356,017	49,300
Intangible assets, net	4,784,574	5,115,686
Land use rights, net	3,936,987	-
Deposits, non-current portion	2,794,787	2,614,462
Operating lease right-of-use asset	3,461,846	4,365,718
Investment in unconsolidated affiliate	3,051,300	-
Goodwill	2,866,596	2,796,379
Total Assets	$106,767,583	$112,687,259
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$7,053,442	$1,322,140
Accrued expenses and other current liabilities	2,278,651	1,151,407
Deferred revenue	302,429	656,382
Operating lease liability, current portion	1,655,533	1,591,475
Loans payable	35,141,453	25,756,757
Total Current Liabilities	46,431,508	30,478,161

Operating lease liability, non-current portion	2,763,687	4,008,473
Deferred tax liability	670,743	670,743
Total Liabilities	49,865,938	35,157,377
Commitments and Contingencies (Note 12)
Stockholders' Equity
Preferred stock, $0.0001 par value, 1,000,000 shares authorized,
Series A Preferred stock, $0.0001 par value, 50,000 shares designated, none issued and outstanding
Common stock, $0.0001 par value; 100,000,000 shares authorized,
40,294,728 and 46,385,798 shares issued at September 30, 2025 and
December 31, 2024, and 38,014,430 and 44,105,500 shares outstanding at
September 30, 2025 and December 31, 2024, respectively	4,029	4,639
Additional paid in capital	199,996,860	205,948,565
Accumulated deficit	(145,207,278)	(130,428,314)
Accumulated other comprehensive income	282,100	180,002
Treasury stock, at cost, 2,280,298 shares at September 30, 2025
and December 31, 2024, respectively	(2,694,075)	(2,694,075)
Total Allied Gaming & Entertainment Inc. Stockholders' Equity	52,381,636	73,010,817
Non-controlling interest	4,520,009	4,519,065
Total Stockholders' Equity	56,901,645	77,529,882
Total Liabilities and Stockholders' Equity	$106,767,583	$112,687,259

Allied Gaming & Entertainment, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:

In-person	$1,008,983	$1,345,484	$3,826,733	$3,518,044
Multiplatform content	67	71	204	182
Casual mobile gaming	837,862	817,986	2,214,593	3,664,244
Total Revenues	1,846,912	2,163,541	6,041,530	7,182,470
Costs and Expenses: In-person (exclusive of depreciation and amortization)	613,711	682,652	2,091,982	1,820,818
Casual mobile gaming (exclusive of depreciation and amortization)	732,802	700,918	2,051,374	3,198,988
Research and development expenses	174,774	158,162	522,627	526,906
Selling and marketing expenses	78,989	90,512	200,647	198,561
General and administrative expenses	7,176,192	1,308,346	18,675,907	9,399,828
Depreciation and amortization	404,862	403,524	1,177,012	1,183,692
Impairment of property and equipment		-	-
Total Costs and Expenses	9,181,330	3,344,114	24,719,549	16,328,793
Loss From Operations	(7,334,418)	(1,180,573)	(18,678,019)	(9,146,323)
Other (Expense) Income: Other (expense) income, net	324,365	(827)	292,273	414
Realized gain on investment in money market fund	26,825	-	412,934	-
Loss on escrow settlement	-	(3,000,000)	-	(3,000,000)
Gain on investment in marketable securities and and short-term investmen	(113,830)	-	398,763	-
(Loss) gain on foreign currency transactions, net	281,754	(1,213,446)	(819,287)	(862,012)
Change in fair value of digital assets	52,510	-	17,289	-
Interest income, net	1,363,810	1,033,362	3,243,209	2,934,035
Total Other (Expense) Income	1,935,434	(3,180,911)	3,545,181	(927,563)
Pre-Tax Loss	(5,398,984)	(4,361,484)	(15,132,838)	(10,073,886)
Income tax benefit	-	332,862	-	332,862
Net Loss	(5,398,984)	(4,028,622)	(15,132,838)	(9,741,024)
Less: net loss attributable to non-controlling interest	(37,755)	(681)	(123,991)	(210,715)
Net Loss Attributable to Common Stockholders	$(5,361,229)	$(4,027,941)	$(15,008,847)	$(9,530,309)

Net Loss per Common Share
Basic and Diluted	$(0.14)	$(0.11)	$(0.37)	$(0.24)
Weighted Average Number of Common Shares Outstanding: Basic and Diluted	37,713,944	37,219,904	40,190,265	39,753,952

Allied Gaming & Entertainment, Inc. and Subsidiaries
Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as a substitute for net income (loss), operating income (loss) or any other performance measure derived in accordance with United States generally accepted accounting principles (“GAAP”) or as an alternative to net cash provided by operating activities as a measure of AGAE’s profitability or liquidity. AGAE’s management believes EBITDA and Adjusted EBITDA are useful because they allow external users of its financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate its operating performance, compare the results of its operations from period to period and against AGAE’s peers without regard to AGAE’s financing methods, hedging positions or capital structure and because it highlights trends in AGAE’s business that may not otherwise be apparent when relying solely on GAAP measures. AGAE presents EBITDA and Adjusted EBITDA because it believes EBITDA and Adjusted EBITDA are important supplemental measures of its performance that are frequently used by others in evaluating companies in its industry. Because EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income (loss) and may vary among companies, the EBITDA and Adjusted EBITDA AGAE presents may not be comparable to similarly titled measures of other companies. AGAE defines EBITDA as earnings before interest, income taxes, depreciation and amortization of intangibles. AGAE defines Adjusted EBITDA as EBITDA excluding stock-based compensation and non-recurring, infrequent or unusual items.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, AGAE’s most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(5,398,984)	$(4,028,622)	$(15,132,838)	$(9,741,024)
Interest income, net	(1,363,810)	(1,033,362)	(3,243,209)	(2,934,035)
Depreciation and amortization	404,862	401,452	1,177,012	1,181,620
EBITDA	(6,357,932)	(4,660,532)	(17,199,035)	(11,493,439)
Non-recurring legal fees (1)	1,674,302	102,854	5,701,790	2,161,605
Non-recurring proxy contest and other costs (2)	2,803,091	-	3,880,942	-
(Gain) loss on investment in marketable securities	113,830	-	(398,763)	-
(Gain) on investment in money market fund	(26,825)	-	(412,934)	-
Loss (gain) on foreign currency transactions, net	(281,754)	1,213,446	819,287	862,012
Loss on settlement of Brookfield agreement	-	3,000,000	-	3,000,000
Stock based compensation	115,228	229,730	494,426	903,639
Adjusted EBITDA	$(1,960,060)	$(114,502)	$(7,114,287)	$(4,566,183)

Footnotes

(1) Represents defense and other costs related to complaints filed by a shareholder in the Court of Chancery of the State of Delaware on March 7, 2024 and November 12, 2204.

(2) Represents legal and other professional fees related to a proxy contest between the Company and a dissident shareholder along with a 13D suit we filed against such shareholder.